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Schroder U.S. Diversified Growth Fund
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INVESTMENT OBJECTIVE

     The investment objective of the Fund is to seek long-term capital appreciation.

INVESTMENT ADVISER

     Schroder Capital Management International Inc. (the "Investment Adviser") is a wholly owned indirect subsidiary of Schroder plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 22 countries worldwide. As of December 31, 1998, the Schroder Group had over $195 billion in assets under management. As of March 31, 1999, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had approximately $28 billion under management.

                                                                    June 3, 1999

Dear Shareholder:

     We are pleased to present the semi-annual report for the Schroder U.S. Diversified Growth Fund for the six months ended April 30, 1999. In the past six months, concerns that affected U.S. financial markets in the fall of 1998, including banking sector difficulties and credit risk elsewhere in the world, quickly dissipated. The U.S. economy proved very resilient and, as the period progressed, expectations for both GDP and corporate earnings growth increased. Gains in productivity accompanied this economic growth and helped to limit inflationary pressures. The equity market reacted favorably to these developments, rising strongly over the period. While the largest companies dominated the rally, in the last few months there were indications of a more broad-based move as smaller and medium-sized companies started to recover some ground. The Treasury bond market was relatively weak, as yields rose sharply due to concerns about increasing inflation in the future. However, corporate, mortgage and asset-backed bonds, which had fallen dramatically during last year's credit scare, fared better than Treasuries as investors' fears diminished and credit spreads narrowed.

     Looking ahead, we believe that U.S. interest rates are likely to increase which would tend to produce volatility in the stock markets. We expect that investors will pay increasing attention to securities' valuations as well as to their growth prospects as these trends emerge. We are encouraged by the long-term structural shifts in the U.S. economy and believe that Schroders is well placed to identify both attractively positioned and attractively valued investment opportunities.

     Since your last report, Mark Smith has resigned as President and Chairman of the Fund. As you may already know, Schroder Capital Management International Inc. will be merging into a newly created corporation called Schroder Investment Management North America Inc. This change will allow us to simplify our corporate structure and to integrate our international and domestic equity and fixed income management services for U.S. clients into one corporate entity. We can assure you that no changes in Fund management are planned or anticipated in connection with the merger. We expect the merger to be effective on or about July 1, 1999. Thank you for your interest in the Schroder U.S. Diversified Growth Fund.

                                         Sincerely,

/s/ Nancy A. Curtin          /s/ Alexandra Poe
--------------------         -----------------
Nancy A. Curtin              Alexandra Poe
Chairman                     President


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MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 1999) (unaudited)

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 1999?

     For the six months ended April 30, 1999 the U.S. Diversified Growth Fund's Investor Shares returned 21.80%. Its benchmark, the S&P 500 Index, returned 22.30% over the same period.

WHAT FACTORS DOMINATED THE MARKET OVER THE PERIOD AND HOW WAS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE FACTORS?

     The U.S. equity market continued to advance to higher levels in the last quarter of 1998 and the first quarter of 1999, with the broad large cap indices all moving higher. Technology outperformed all other sectors and the market continued to reward the largest, most liquid stocks. During the first quarter of 1999, the market moved away from the top quality, blue chip companies, towards small cap and cyclical stocks, as stable inflation and a stronger-than-expected economy boosted investor confidence and fears of the Brazilian crisis affecting the U.S. equity market gradually diminished. The Fund is diversified across economic sectors. Sector allocation was the principal factor contributing to performance over the period. In particular, the Fund's overweight position in technology boosted returns, as "internet fever" gathered pace. Stock selection in this sector significantly contributed to performance. However, our overall stock selection for the Fund detracted from performance. The Fund's focus on mid-size stocks detracted from performance over the period, because the market rewarded the largest, most liquid stocks or smaller stocks for most of the period.

HOW IS THE FUND POSITIONED GOING FORWARD?

     At the end of the period, the Fund was overweight in consumer cyclicals, financials, and technology. Within the financial sector, we favored financial services due to their low valuations and the growing demand for these types of companies. The Fund's consumer cyclical holdings delivered strong gains over the period and are all quality companies with strong fundamentals. The Fund is underweight in the basic materials, capital goods, communication services, consumer staples and energy sectors, where prospects for growth are less certain.

OVERALL, FOR THE PAST 20 MONTHS, U.S. LARGE CAPS HAVE OUTPERFORMED ALL OTHER ASSET CLASSES. DO YOU THINK THAT THIS IS SUSTAINABLE?

     U.S. large caps continue to have many excellent fundamental attributes, including world-class products and management, economies of scale, and the potential for higher relative returns on investment. Over the last year, a huge valuation gap has developed between large caps and all other size segments of the market. In our view this gap will eventually contract as the slower growth of large cap stocks redirects investor interest to the faster growth rates of small and mid-cap stocks. The U.S. Diversified Growth Fund is well situated to address these dynamics because the selection criteria for its investable universe is based on a flexible approach to capitalization.

     The views expressed in this report were those of the Fund's portfolio manager as of April 30, 1999, and may not reflect the views of the portfolio manager on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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                                       2
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           PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 1999 (UNAUDITED)


                 INVESTMENT BY INDUSTRY
                                                 % OF
INDUSTRY                                       NET ASSETS
---------------------------------------------------------
Technology                                         25.29%
Consumer Cyclicals                                 21.09
Financial                                          18.15
Consumer Staples                                   11.30
Healthcare                                         10.92
Capital Goods/Construction                          4.00
Telecommunications                                  3.24
Utilities                                           2.87
Insurance                                           2.06
Transportation                                      1.54
Cash and Other Net Assets                          (0.46)
                                                --------
Total                                             100.00%
                                                --------
                                                --------


                    TOP TEN HOLDINGS
                                                 % OF
SECURITY                                       NET ASSETS
---------------------------------------------------------
Providian Financial Corp.                          3.55%
Sun Microsystems, Inc.                             2.98
Ascend Communications, Inc.                        2.91
Cardinal Health, Inc.                              2.86
Tellabs, Inc.                                      2.65
Capital One Financial Corp.                        2.55
Lexmark International Group, Inc.                  2.54
Gap, Inc.                                          2.49
EMC Corp.                                          2.32
Harley-Davidson, Inc.                              2.23
                                                 ------
Total                                             27.08%
                                                 ------
                                                 ------

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SCHEDULE OF INVESTMENTS
AS OF APRIL 30, 1999 (UNAUDITED)

         COMMON STOCK - 100.5%


SHARES                                       VALUE US$
------                                      -----------
         CAPITAL GOODS/
           CONSTRUCTION - 4.0%
 8,400   Allied Waste Industries, Inc.(a)   $   148,575
 4,400   American Power Conversion Corp.(a)     145,200
 3,100   Tyco International Ltd.                251,875
                                            -----------
                                                545,650
                                            -----------
         CONSUMER CYCLICALS - 21.1%
 4,300   Dayton Hudson Co.                      289,443
 5,100   Gap, Inc.                              339,468
 5,100   Harley-Davidson, Inc.                  304,087
13,000   KMart Corp.(a)                         193,375
 5,700   Lowe's Companies, Inc.                 300,675
 3,900   Maytag Corp.                           266,662
 2,886   McKesson HBOC, Inc.                    101,010
 3,900   Quintiles Transnational Corp.(a)       158,193
 4,500   Robert Half International, Inc.(a)     107,437
 3,900   Tandy Corp.                            282,506
 8,700   TJX Cos., Inc.                         289,818
 5,100   Vulcan Materials Co.                   243,525
                                            -----------
                                              2,876,199
                                            -----------
         CONSUMER STAPLES - 11.3%
 6,511   Cardinal Health, Inc.                  389,439
 7,300   General Instrument Corp.(a)            266,450
 3,700   Kroger Co.(a)                          200,956
 3,000   Quaker Oats Co.                        193,687
 4,100   Safeway, Inc.(a)                       221,144
 9,000   Staples, Inc.(a)                       270,000
                                            -----------
                                              1,541,676
                                            -----------
         FINANCIAL - 18.2%
 1,800   Alliance Capital Mangement L.P.         49,950
 2,000   Capital One Financial Corp.            347,375
 2,800   Fifth Third Bancorp                    200,725
 3,200   First Union Corp.                      177,200
 7,800   Firstar Corp.                          234,487
   400   M&T Bank Corp.                         223,600
 9,000   MBNA Corp.                             253,687
 4,800   Old Kent Financial Corp.               226,800
 1,000   Progressive Corp.                      143,500
 3,750   Providian Financial Corp.              483,984
 3,100   Wells Fargo & Co.                      133,881
                                            -----------
                                              2,475,189
                                            -----------
         HEALTHCARE - 10.9%
 4,800   Amgen, Inc.(a)                         294,900


SHARES                                       VALUE US$
------                                      -----------
         HEALTHCARE (CONCLUDED)
 5,600   Guidant Corp.                      $   300,650
 5,400   Mylan Laboratories, Inc.               122,512
 5,400   Omnicare, Inc.                         129,937
 3,800   Omnicom Group, Inc.                    275,500
 2,700   PacifiCare Health Systems, Inc.,
           "B"(a)                               215,409
 3,700   Watson Pharmaceuticals, Inc.(a)        149,850
                                            -----------
                                              1,488,758
                                            -----------
         INSURANCE - 2.1%
 2,394   American International Group, Inc.     281,145
                                            -----------
         TECHNOLOGY - 25.3%
 4,100   Ascend Communications, Inc.(a)         396,162
 3,200   Computer Sciences Corp.(a)             190,600
 2,500   Eastman Kodak Co.                      186,562
 2,900   EMC Corp.(a)                           315,918
 5,000   Fort James Corp.                       190,000
 4,900   Galileo International, Inc.            240,100
 3,300   Gateway 2000, Inc.(a)                  218,418
 3,900   Ingram Micro, Inc.(a)                   99,450
 2,800   Lexmark International Group,
           Inc.(a)                              345,800
10,050   Oracle Corp.(a)                        271,978
 6,800   Sun Microsystems, Inc.(a)              406,725
 3,300   Tellabs, Inc.(a)                       361,569
 7,200   Unisys Corp.(a)                        226,350
                                            -----------
                                              3,449,632
                                            -----------
         TELECOMMUNICATIONS - 3.2%
 4,200   AT&T Corp.                             212,100
 5,700   Century Telephone Enterprises,
           Inc.                                 229,425
                                            -----------
                                                441,525
                                            -----------
         TRANSPORTATION - 1.5%
 4,300   Gulfstream Aerospace Corp.(a)          209,625
                                            -----------
         UTILITIES - 2.9%
 3,300   Columbia Energy Group                  158,606
 4,900   Peco Energy Co.                        232,443
                                            -----------
                                                391,049
                                            -----------
         Total Investments - 100.5%
           (cost $10,486,287)                13,700,448
         Other Assets, Less
           Liabilities - (0.5)%                 (62,461)
                                            -----------
         Total Net Assets - 100.0%          $13,637,987
                                            -----------
                                            -----------

--------------------------------------------------------------
(a) Non-income producing security.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       4
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Schroder U.S. Diversified Growth Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)

ASSETS:
         Investments (Note 2):
            Investments, at cost                                                          $  10,486,287
            Net unrealized appreciation                                                       3,214,161
                                                                                          -------------
                  Total Investments, at value                                                13,700,448

         Receivable from administrator (Note 3)                                                   4,507
         Receivable for interest, dividends and other receivables                                 3,388
                                                                                          -------------

                  Total Assets                                                               13,708,343
                                                                                          -------------
LIABILITIES:
         Due to custodian                                                                        39,011
         Payable to investment adviser (Note 3)                                                   5,252
         Payable to subadministrator (Note 3)                                                     1,138
         Accrued expenses and other liabilities                                                  24,955
                                                                                          -------------

                  Total Liabilities                                                              70,356
                                                                                          -------------

                  Net Assets                                                              $  13,637,987
                                                                                          -------------
                                                                                          -------------
COMPONENTS OF NET ASSETS:
         Paid-in capital                                                                  $  10,364,677
         Undistributed net investment loss                                                      (60,817)
         Accumulated net realized gain                                                          119,966
         Net unrealized appreciation on investments                                           3,214,161
                                                                                          -------------

                  Net Assets                                                              $  13,637,987
                                                                                          -------------
                                                                                          -------------

SHARES OF BENEFICIAL INTEREST                                                                 2,179,536

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE                                         $6.26

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       5
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Schroder U.S. Diversified Growth Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
         Dividend income                                                                  $     38,917
         Interest income                                                                           509
                                                                                          ------------
                  Total Investment Income                                                       39,426
                                                                                          ------------
EXPENSES:
         Investment advisory (Note 3)                                                           50,117
         Subadministration (Note 3)                                                              6,682
         Transfer agency (Note 3)                                                               21,592
         Custodian                                                                               1,048
         Accounting (Note 3)                                                                    19,000
         Legal                                                                                   2,201
         Audit                                                                                  12,336
         Registration                                                                            9,676
         Reporting                                                                               6,263
         Trustees                                                                                  710
         Miscellaneous                                                                           4,839
                                                                                          ------------
                  Total Expenses                                                               134,464
         Fees waived (Note 5)                                                                  (34,221)
                                                                                          ------------
                  Net Expenses                                                                 100,243
                                                                                          ------------

NET INVESTMENT LOSS                                                                            (60,817)
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments sold                                                 119,966
         Net change in unrealized appreciation on investments                                2,564,208
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                              2,684,174
                                                                                          ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $  2,623,357
                                                                                          ------------
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

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                                       6
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Schroder U.S. Diversified Growth Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   For the
                                                                               Six Months Ended        For the
                                                                               April 30, 1999        Year Ended
                                                                                 (unaudited)       October 31, 1998
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, BEGINNING OF PERIOD                                                 $   12,540,361      $   13,861,150
                                                                                --------------      --------------
OPERATIONS:
         Net investment loss                                                           (60,817)            (95,983)
         Net realized gain on investments sold                                         119,966           4,826,342
         Net change in unrealized appreciation
           (depreciation) on investments                                             2,564,208          (3,505,555)
                                                                                --------------      --------------
               Net increase in net assets resulting from operations                  2,623,357           1,224,804
                                                                                --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net realized gain on investments                                           (4,808,678)         (3,866,690)
                                                                                --------------      --------------
CAPITAL SHARE TRANSACTIONS:
         Sale of shares                                                                168,989             261,603
         Reinvestment of distributions                                               3,726,473           2,861,046
         Redemption of shares                                                         (612,515)         (1,801,552)
                                                                                --------------      --------------
               Net increase from capital share transactions                          3,282,947           1,321,097
                                                                                --------------      --------------
         Net increase (decrease) in net assets                                       1,097,626          (1,320,789)
                                                                                --------------      --------------
NET ASSETS, END OF PERIOD(a)                                                    $   13,637,987      $   12,540,361
                                                                                --------------      --------------
                                                                                --------------      --------------
SHARE TRANSACTIONS:
         Sale of shares                                                                 27,150              31,106
         Reinvestment of distributions of shares                                       640,287             386,628
         Redemption of shares                                                          (97,403)           (220,413)
                                                                                --------------      --------------
               Net increase in shares                                                  570,034             197,321
                                                                                --------------      --------------
                                                                                --------------      --------------

------------------

(a) Includes undistributed net investment loss of $60,817 and $0, respectively, for the six months ended April 30, 1999 and the year ended October 31, 1998.

    The accompanying notes are an integral part of the financial statements.

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                                       7
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Schroder U.S. Diversified Growth Fund
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FINANCIAL HIGHLIGHTS

     Selected per share data and ratios for a share outstanding throughout each period:

                                          For the
                                        Six Months Ended
                                         April 30,                    For the Year Ended October 31,
                                            1999            ----------------------------------------------------
                                          (unaudited)         1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period        $   7.79        $   9.82    $  9.76    $  9.41    $  8.52    $ 11.28
                                            --------        --------    -------    -------    -------    -------
Investment Operations
Net Investment Income (Loss)                  (0.03)          (0.06)     (0.01)       0.04       0.07       0.04
Net Realized and Unrealized Gain (Loss)
  on Investments                                1.04            0.78       2.20       1.62       1.33     (0.27)
                                            --------        --------    -------    -------    -------    -------
Total from Investment Operations                1.01            0.72       2.19       1.66       1.40     (0.23)
                                            --------        --------    -------    -------    -------    -------
Distributions from
  Net Investment Income                           --              --     (0.02)     (0.07)     (0.05)     (0.01)
  Net Realized Gain on Investments            (2.54)          (2.75)     (2.11)     (1.24)     (0.46)     (2.52)
                                            --------        --------    -------    -------    -------    -------
Total Distributions                           (2.54)          (2.75)     (2.13)     (1.31)     (0.51)     (2.53)
                                            --------        --------    -------    -------    -------    -------
Net Asset Value, End of Period              $   6.26        $   7.79    $  9.82    $  9.76    $  9.41    $  8.52
                                            --------        --------    -------    -------    -------    -------
                                            --------        --------    -------    -------    -------    -------
Total Return (a)                              21.80%           8.87%     26.49%     19.45%     17.68%    (2.01)%
Ratio/Supplementary Data:
Net Assets at End of Period (in
  thousands)                                $ 13,638        $ 12,540    $13,861    $17,187    $19,688    $18,483
Ratios to Average Net Assets:
  Expenses, including
    reimbursement/waiver of fees               1.50%(b)        1.50%      1.50%      1.40%      1.40%      1.31%
  Expenses, excluding
    reimbursement/waiver of fees               2.01%(b)        1.85%      1.68%      1.43%        N/A        N/A
  Net investment income (loss),
    including reimbursement/waiver of
    fees                                     (0.91)%(b)      (0.71)%    (0.09)%      0.43%      0.78%      0.41%
Portfolio Turnover Rate                           0%            209%        44%        57%        57%        27%

------------------

(a) Total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5).

(b) Annualized.

    The accompanying notes are an integral part of the financial statements.

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                                       8
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION

         Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"), currently has nine investment portfolios. Included in this report is the Schroder U.S. Diversified Growth Fund (the "Fund"), which is a diversified portfolio that commenced operations on October 31, 1970. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of April 30, 1999, only Investor Shares had been issued.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

         The following represent the significant accounting policies of the
   Fund:

   INVESTMENT VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at the mean of the closing bid and ask prices ("mid-market price"). Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Domestic short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. As of April 30, 1999, the Fund did not hold a position in fair valued securities.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

   DISTRIBUTIONS TO SHAREHOLDERS

         Net investment income and capital gain, if any, are distributed to shareholders at least annually and are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------
                                       9
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Schroder U.S. Diversified Growth Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

   FEDERAL TAXES

         The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.

   EXPENSE ALLOCATION

         The Trust accounts separately for the assets and liabilities and operation of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average net assets.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         Schroder Capital Management International Inc. ("SCMI") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive compensation at an annual rate, payable monthly, of 0.75% of the first $100 million of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100 million.

         The Trust has entered into a Sub-Administration Agreement with State Street Bank and Trust Company and Schroder Fund Advisors, Inc. Under that Agreement, the Fund, together with other mutual funds managed by SCMI and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements. Pursuant to a separate agreement, the Fund pays State Street for accounting services at the following annual rates: 0.02% of the first $100 million of net assets, 0.015% of the next $100 million; 0.005% of the next $300 million, and 0.0025% of assets in excess of $300 million, subject to certain minimum requirements. Prior to June 1, 1999, the Fund paid subadministration fees to Forum Administrative Services, LLC at an annual rate of 0.10% of the average daily net assets of the Fund, and paid accounting fees to Forum Accounting Services, LLC at an annual rate of $36,000.

         SCMI has informed the Trust that it expects on or about July 1, 1999 to be merged into Schroder Investment Management North America Inc., a newly organized Delaware corporation. SCMI and Schroder Investment Management North America Inc. are both wholly owned subsidiaries of Schroder U.S. Holdings, Inc.

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The proceeds from sales of securities (excluding short-term investments) for the period ended April 30, 1999, aggregated $1,508,127. The cost of securities purchased for the period ended April 30, 1999 was solely from short-term investments.

NOTE 5. WAIVER OF FEES

         SCMI has voluntarily agreed to reduce its compensation for the Fund's investment advisory services to 0.65% of the Fund's average daily net assets. In addition, SCMI is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until December 31, 1999, to the extent that the Fund's net expenses exceed 1.50% (based on the Fund's average daily net assets). For the period ended April 30, 1999, SCMI waived fees of $28,221 and Forum Shareholder Services, LLC waived fees of $6,000.

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TRUSTEES
Nancy A. Curtin, Chairman
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

ADMINISTRATOR AND DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AND DIVIDEND
DISBURSING AGENT
Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171
(800) 464-3108

COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110

This report is for the information of the shareholders of the Schroder U.S. Diversified Growth Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

US. ESEMI0499

        [SCHRODERS LOGO]

        Schroder
        U.S. Diversified
        Growth
        Fund

        SEMI-ANNUAL REPORT
        April 30, 1999
        (Unaudited)

        Schroder Capital Funds (Delaware)